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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                       FORM 8-A

                    REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934
                             OMNIQUIP INTERNATIONAL, INC.
                (Exact name of registrant as specified in its charter)

                          DELAWARE                        43-1721419
                  (State or incorporation              (I.R.S. Employer
                      or organization)                Identification No.)

                  369 WEST WESTERN AVENUE                   63110
                PORT WASHINGTON, WISCONSIN                (Zip code)
         (Address of principal executive offices)

                                    (414) 284-5571
                 (Registrant's telephone number, including area code)

If this Form relates to                            If this Form relates to the
the registration of a class                        registration of a class of
of debt securities and is                          debt securities and is to
effective upon filing                              become effective
pursuant to General                                simultaneously with the
Instruction A(c)(1) please                         effectiveness of a concurrent
check the following box. / /                       registration statement under
                                                   the Securities Act of 1933
                                                   pursuant to General
                                                   Instruction A(c)(2) please
                                                   check the following box. / /


Securities to be registered pursuant to Section 12(b) of the Act:

                                              NAME OF EACH EXCHANGE
     TITLE OF EACH CLASS TO BE               ON WHICH EACH CLASS IS
          SO REGISTERED                         TO BE REGISTERED
     -------------------------               ----------------------


                                      None

  Securities to be registered pursuant to Section 12(g) of the Act:
                    Common Stock, $0.01 par value
                           (Title of Class)

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


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    The Common Stock, $0.01 par value (the "Common Stock"), of Omniquip
International, Inc. (the "Company") is to be registered hereunder.

    Reference is made to "Description of Capital Stock" in the Company's Registration Statement on Form S-1, Registration No. 333-13181 filed with the Securities and Exchange Commission for a description of the relative rights, preferences, privileges and priorities of the Common Stock, $0.01 per share.


Item 2.  EXHIBITS.

     3(1) Restated Certificate of Incorporation of the  Registrant

     3(2) Amended By-laws of the Registrant

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                                      SIGNATURE
     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 OMNIQUIP INTERNATIONAL, INC.


Dated:  October 1, 1996                          By:   /s/ Philip G. Franklin
                                                    --------------------------
                                                    Philip G. Franklin
                                                    Vice President - Finance
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                                  INDEX TO EXHIBITS




                                                                 SEQUENTIALLY
EXHIBIT                                                            NUMBERED
NUMBER                       EXHIBIT                                 PAGE
------                       -------                                 ----

3(1)           Restated Certificate of Incorporation
               of the Registrant (filed as Exhibit 3(1) to the Registration Statement on Form
               S-1 of Omniquip International, Inc., filed with the Securities and Exchange Commission on October 1, 1996 and incorporated herein by reference)

3(2)           Amended By-laws of the Registrant
               (filed as Exhibit 3(2) to the
               Registration Statement on Form S-1
               of Omniquip International, Inc., filed with the Securities and Exchange
               Commission on October 1, 1996 and
               incorporated herein by reference)